EQ Advisors TrustSM

1290 VT GAMCO Mergers & Acquisitions Portfolio

SUPPLEMENT DATED NOVEMBER 22, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2023, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

With respect to the 1290 VT GAMCO Mergers & Acquisitions Portfolio, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Risks” is amended by replacing the last sentence of the second paragraph of the risk factor entitled “Cash Management Risk” with the following sentence:

An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and, effective October 2, 2024, generally will be required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.

The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs” is amended by replacing the last sentence of the second paragraph of the risk factor entitled “Money Market Risk” with the following sentence:

An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and, effective October 2, 2024, generally will be required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.